UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

September 21, 2010

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-13471	41-1656308

(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.   Unregistered Sales of Equity Securities.

On September 21, 2010, the Company issued 281,511 shares of common stock to Valassis Communications, Inc. (“Valassis”) pursuant to Valassis’ cashless exercise of the warrant granted by the Company to Valassis on July 2, 2007. The warrant originally entitled Valassis to purchase up to 800,000 shares of the Company's common stock at a price of $4.04 per share.  Pursuant to the cashless exercise of the warrant, the Company will receive no additional payments or other consideration, and the warrant is now terminated.

Issuance of the shares to Valassis is exempt from registration under Section 3(a)(9) of the Securities Act of 1933, because the shares were exchanged by the Company with an existing security holder exclusively and no commission or other remuneration was paid or given directly or indirectly for soliciting the exchange.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: September 21, 2010	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer